Computer Hardware and Other Property, Net (Tables)	12 Months Ended
Dec. 31, 2019
Computer Hardware and Other Property, Net.
Schedule of computer hardware and other property, net

	December 31,
	2019	2018
Computer hardware	$24,620	$18,130
Leasehold improvements	12,496	13,298
Furniture, fixtures and equipment	4,412	6,816
Total computer hardware and other property	41,528	38,244
Accumulated depreciation	(23,486)	(17,603)
Total computer hardware and other property, net	$18,042	$20,641